Exhibit 99.1
KBW EIGHTH ANNUAL COMMUNITY BANK INVESTOR CONFERENCE Tuesday, July 31, 2007 1 NASDAQ: FCTR

Robert E. James, Jr. President & Chief Executive Officer Stephen M. Rownd EVP & Chief Banking Officer 3

Forward-Looking Statements This presentation contains forward-looking statements with respect to the financial condition and results of operations of First Charter Corporation. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, and which may be beyond the Corporation's control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, the Corporation's business plan and strategic initiatives, including the recent balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected, including risks related to the Penland loans; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) the Corporation's competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which it operates; (12) changes in the securities markets, including changes in interest rates, may adversely affect the Corporation's ability to raise capital from time to time; (13) the material weaknesses in the Corporation's internal control over financial reporting result in subsequent adjustments to management's projected results; and (14) implementation of management's plans to remediate the material weaknesses takes longer than expected and causes the Corporation to incur costs that are greater than expected. For further information and other factors which could affect the accuracy of forward-looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward-looking statements to reflect events and circumstances that arise after the date hereof. 5

Today's Presentation... 4 A Quick Look at First Charter Strategy for Growth Highlights of 2007 Second Quarter 2007 Focus and Initiatives First Charter-A Compelling Investment Choice 5 7

A Brief History of First Charter 1995 Bank of Union $147 MM 1997 Carolina St Bank $133 MM 1998 Home Fed Savings $1.03 Bil Begin Insurance Agency Acquisitions 2000 Carolina First Bancshares $792 MM 2003 Loan Sale 2005 FCTR Enters Raleigh Balance Sheet Reposition 1984 Merger of Equals 1888 Founded 2006 FCTR Enters Atlanta Gwinnett Banking Co $418 MM 2006 Three Additional Raleigh Offices Sale of 2 Slow Growth Offices 2007 GBC Conversion 2007 Additional Raleigh Office 9

The Right Markets for Growth Pro Forma Franchise Assets: $4.9 Billion Deposits: $3.2 Billion 59 Banking & 4 Insurance Offices 1,100 Employees Serving 169 Thousand Households 11

Footprint Concentrated In Great Markets MSA Market Rank Number of Branches Deposit ProForma Market Share (%) Percent of Franchise (%) Projected Population Change 2006-2011 (%) Median HH Income 2006 ($) ) Projected HH Income Change 2006-2011 Charlotte Metro* 4 42 3.0 76.5 15.2 60,192 6 18.5 Wake County (Raleigh) 5 17.6 69,152 20.7 NC Average 8.2 47,739 17.3 National Average 6.7 51,546 17.8 13 88.4% of Franchise Deposits in Metro Markets Gwinnett County 9 1 3.1 26.5 76,937 19.6 GA Average 13.7 53,090 19.8 Fulton County 30 16 1 0.1 9.7 1.3 14.5 60,760 23.6 Metro Charlotte defined as Mecklenburg and contiguous counties. Source - SNL Financial, Claritas (%) 0.2 0.9 13

Strategy for Growth 2 2 15

Our Growth Strategy A REGIONAL FINANCIAL SERVICES COMPANY... 17

Our Growth Strategy Friendly, Caring Flexible Fast A REGIONAL FINANCIAL SERVICES COMPANY... DELIVERING COMMUNITY BANKING SERVICE 19

The Right Strategy For Growth 24 Market Expansion Activities De Novo Branches Loan Production Offices Smart Acquisitions Organic Growth Drivers Growth Markets Strong Sales & Marketing Comprehensive Products Relationship Banking 21 Community Banking Model Decentralized Management Decisions Made Locally Exceptional Service 21

3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 4Q06 1Q07 2Q07 82 81 80 83 82 83 85 82 81 84 86 84 87 89 88 87 Industry Average** Very Satisfied 63% * Percent of VERY SATISFIED Customers 87% Consistently Delivering "Expect More" Service * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2006 Consumer Survey 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 23 2Q07

2002 2003 2004 6/27/1905 19068 40995 38607 41779 40481 20277 33 Aggressively Acquiring New Customers ...New Checking Accounts Opened Net Fee Revenue Per Account $260 2003 2002 2004 2005 2006 *2007 25 *As of June 30, 2007

Offering a Comprehensive Product Set 4 Insurance Services: Third largest agency in North Carolina Brokerage Services: Full Service and Discount Brokerage Services Wealth Management: $525 Million in Assets Under Management Mortgage Services: 25 Dedicated Mortgage Originators 5 27

Second Quarter 2007 Results 2 2 29

EPS $0.26 vs. $0.37: Excluding effects of the Penland provision, EPS would have been $0.39 ROAA 0.74% vs. 1.07% ROAE 7.86% vs. 13.80% ROATE 9.97% vs. 14.97% Efficiency 60.4% vs. 62.0% 16 13 31 2007 Second Quarter Results 2Q07 compared to 2Q06

Net Interest Income FTE of $38.2 million compared to $33.2 million, or a 14.9% increase Net Interest Margin was 3.42% compared to 3.36% Balance Sheet continues to become more core customer focused: Securities/ Earning Assets fell from 22.6% to 20.5% Other Borrowings/ Interest Bearing Liabilities fell from 31.9% to 29.0% 17 14 2Q07 compared to 2Q06 33 2007 Second Quarter Results

Record Noninterest Income of $20.1 million, a $3.8 million increase over 2Q06: 17 14 2Q07 compared to 2Q06 35 2007 Second Quarter Results

Noninterest Expense of $35.2 million, a $0.7 million decrease compared to 1Q07: Salaries and employee benefits were flat quarter over quarter Professional Services saw a $0.4 million drop; expect continued decline to more historically normal levels over time Processing expense fell $0.3 million primarily due to the renegotiation of a processing contract 17 14 37 2007 Second Quarter Results 2Q07 compared to 1Q07

17 14 2007 Second Quarter Results Additional Expense Detail: Despite drop in NIE linked quarter, we continued to see elevated expenses in 2Q07: 39

Loans 2Q06 3Q06 4Q06 1Q07 2Q07 Commercial 1.638 1.7 1.981 2.175 2.236 Mortgage 0.643 0.631 0.623 0.611 0.59816 Consumer 0.74 0.739 0.733 0.724 0.69855 Loan Growth Total loan average balances up $512 million, or 17%. Commercial loans up 37%. Mortgage loan cash flow helped fund commercial loan growth. 19 ($s in billions) 17% 21% 17% 41 41

Low-Cost Transaction Deposit Growth Checking account average balances up 10%, Money Market & Savings balances up 6%, inclusive of 3Q06 Branch Sale and 4Q06 GBC acquisition. Deposits 2Q06 3Q06 4Q06 1Q07 2Q07 Money Market & Svgs 0.6821 0.7166 0.7358 0.755371 0.723145 Total Checking 0.7951 0.814 0.8327 0.846358 0.871547 20 8% 19 43 ($s in billions)

Asset Quality Remains Sound 22 45

2007 Focus & Growth Initiatives 2 2 47

2007 Focus & Initiatives Atlanta Market Assimilation: Market leadership in place Realization of cost savings SBA lending on track Loan balances up $16MM to $353MM, or 7.1% ann. Continue Raleigh Success: Continuing to gain momentum Strong loan growth, $153MM in balances, good prospects Deposit growth has gained traction Market achieved profitability ahead of Plan 39 34 49

33 Note: Excludes impact of branch sale in Sept '06 and GBC acquisition (000s) Account growth: Added 155 net new checking accounts per branch since 2Q06 51 2007 Focus & Initiatives ...Core Checking Account Growth

2007 Focus & Initiatives Business and Commercial Lending Growth: New Lenders - Atlanta, Raleigh, and Charlotte Builder Group expands to South Carolina Expand SBA Capabilities in Charlotte and Raleigh Net Interest Margin Improvement: Higher Proportion of Loans to Earning Assets Higher Proportion of Commercial Loans to Total Loans Focus / Incentives to drive Low-Cost Deposits Disciplined approach to loan pricing 39 35 53

2007 Focus & Initiatives Focus on Improving Internal Controls: Qualified internal and external resources have been sourced to improve key areas Implement new accounting technology CFO Search Progresses: Search firm has been retained Committed to filling this key vacancy soon 39 36 55

First Charter... A Compelling Investment Opportunity 2 2 57

A Compelling Investment Opportunity ...We Have 4 Strong Growth Markets with Opportunity to Grow Market Share A Successful Community Banking Model An Executive Leadership Team Committed to Improved Performance: Net Interest Margin Operating Efficiency Continued Emphasis on Credit Quality Franchise Growth 5 59

A Compelling Investment Opportunity ...We Have 4 A Compelling relative value: FCTR is trading at a 28% discount relative to its peers from a Price to Tangible Book Value basis 5 61 As of July 24, 2007, Peer group comprised of: HBHC, SBIB, FTBK, WSBC, SRCE, SASR, UMPQ, PRSP, SUSQ, FMBI, CVBF, FCBP, ALAB, NPBC, NBTB, PRK, PBKS, AMFI, WABC, FBTX, CHFC, FFBC, BBX, INDB, MBFI, UCBI

Questions 2 2 63

Check our Web site at www.FirstCharter.com Questions and additional inquiries: Bob James (704) 688-4520 Steve Rownd (704) 688-4888 Matt Carson (704) 688-1824 For Information About First Charter 30 44 65

67 NASDAQ: FCTR